EXHIBIT 32

Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to

18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended;

and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2008

/S/ W. EDWARD WALTER
W. Edward Walter Chief Executive Officer

/S/ LARRY K. HARVEY
Larry K. Harvey Chief Financial Officer